United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2023

Date of Report (Date of earliest event reported)

Digital Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 N Federal Hwy #304 Boca Raton, FL		33432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Global Market

Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Global Market

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Third Amended and Restated Business Combination Agreement

As previously disclosed in its Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2022 and November 4, 2022, on October 6, 2022, Digital Health Acquisition Corp. (“DHAC” or the “Company”), DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”), and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc” and together with DHAC, Merger Sub I, Merger Sub II, VSee and iDoc, the “Parties”), entered into a Second Amended and Restated Business Combination Agreement, which agreement was amended on November 3, 2022 (as amended, the “Second A&R Business Combination Agreement”).

On November 21, 2023, the parties to the Business Combination Agreement entered into the Third Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which the Second A&R Business Combination Agreement was amended and restated to provide for, among other things, the concurrent execution of the other agreements and transactions described as below in this Report. The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination” and the closing and closing date of the Business Combination are referred to as the “Closing” and the “Closing Date,” respectively.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Third Amended and Restated Transaction Support Agreement. In connection with the execution of the Business Combination Agreement, DHAC, Milton Chen, the Executive Vice Chairman of VSee, Dr. Imoigele Aisiku, the Executive Chairman of the Board of Directors of iDoc, and certain other stockholders of VSee and iDoc (collectively, the “Supporting Stockholders”) entered into a Third Amended and Restated Transaction Support Agreement, dated as of November 21, 2023 (the “Transaction Support Agreement”) which amended and restated the Second Amended and Restated Transaction Support Agreement executed on October 6, 2022, pursuant to which the Supporting Stockholders have agreed to, among other things, (i) support and vote in favor of the Business Combination Agreement and the Business Combination at DHAC’s stockholder meeting; (ii) not affect any sale or distribution of any shares of capital stock of DHAC, VSee, or iDoc; and (iii) take or cause to be done such further acts and things as may be reasonably necessary or advisable to cause the parties to fulfill their respective obligations under the Business Combination Agreement and consummate the Business Combination.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Support Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Second Amendment to Leak-Out Agreement. Pursuant to the Business Combination Agreement, DHAC executed a second amendment to leak-out agreement (the “Second Amendment to Leak-Out Agreement”), pursuant to which the signing stockholder agreed to fulfil its obligations under the Leak-Out Agreement dated August 9, 2022 and as amended on October 6, 2022 (as amended, the “Leak-Out Agreement”) for a period beginning on the Closing Date and ending on the earlier of July 31, 2024.

The foregoing description of the Second Amendment to Leak-out Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Second Amendment to Leak-out Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein. For the descriptions of the original Leak-Out Agreement dated August 9, 2022 and the first amendment to the Leak-Out Agreement dated October 6, 2022, please refer to the Company’s Current Reports on Form 8-K filed with the SEC on August 11, 2022 and on October 7, 2022.

Certain Related Transactions

1.	Additional Bridge Financing

As previously disclosed in its Current Report on Form 8-K filed with the SEC on October 7, 2022, in a private placement transaction on October 5, 2022, the Company, VSee and iDoc, entered into a securities purchase agreement (the “Bridge SPA”) with an institutional investor (the “Bridge Investor”). Concurrently with the execution of the Business Combination Agreement, DHAC entered into a letter agreement to the Bridge SPA (the “Bridge Letter Agreement”), pursuant to which the Bridge Investor agreed to purchase additional 10% original issue discount convertible promissory notes in the aggregate principal amount of $166,667 (with a subscription amount of $150,000) from the Company with (1) a $111,111.33 note purchased at signing of the Bridge Letter Agreement, which will mature on May 21, 2025 and (2) a $55,555.67 note purchased at a later date mutually agreed upon by the Company and the Bridge Investor, which is currently expected to be upon the filing of an amendment to the Company’s Registration Statement on Form S-4 in connection with the Business Combination (the “Additional Bridge Notes”). The Additional Bridge Notes bear guaranteed interest at a rate of 8.00% per annum and are convertible into shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) at a fixed conversion price of $10 per share. The conversion price of the Additional Bridge Notes is subject to reset if the Company’s Common Stock trades below $10.00 on the 10th business day after the conversion shares are registered or may otherwise be freely resold, and every 90th day thereafter, to a price equal to the greater of (x) 95% of the average lowest VWAP of the Company’s Common Stock in the 10 trading dates prior to the measurement date and (y) $2.00. In addition, optional prepayment of the Additional Bridge Notes requires the payment of 110% of the outstanding obligations, including the guaranteed minimum interest. If an event of default occurs, the Additional Bridge Notes would bear interest at a rate of 24.00% per annum and require the payment of 125% of the outstanding obligations, including the guaranteed minimum interest.

The foregoing description of the Bridge Letter Agreement and the Additional Bridge Notes do not purport to be complete and are qualified in their entirety by the terms and conditions of the Bridge Letter Agreement and the form of Additional Bridge Notes filed as Exhibit 10.3 and Exhibit 10.4 hereto and incorporated by reference herein. For the description of Bridge SPA dated October 5, 2022, please refer to the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2022.

2.	Exchange of Notes

As previously disclosed in its Current Report on Form 8-K filed with the SEC on October 7, 2022, in connection with the Bridge SPA, the Company, VSee, and iDoc each issued to the Bridge Investor 10% original issue discount senior secured convertible notes (collectively the “Bridge Notes” and individually, the “DHAC Bridge Notes,” “VSee Bridge Notes” and “iDoc Bridge Notes” when referring to Bridge Notes issued to the Company, VSee, and iDoc, respectively) in an aggregate principal amount of approximately $2,222,222. Concurrently with the execution of the Business Combination Agreement, DHAC, VSee and iDoc entered into an exchange agreement (the “Exchange Agreement”) with the Bridge Investor, pursuant to which the amounts currently due and owning under (i) the DHAC Bridge Note, (ii) the VSee Bridge Note other than $600,000 of the principal amount thereof, and (iii) the iDoc Bridge Note other than $600,000 of the principal amount thereof, will be exchanged at the Closing for a senior secured convertible promissory note issued by DHAC with an aggregate principle value of $2,523,744.29 (the “Exchange Note”), which will be guaranteed by each of DHAC, VSee and iDoc. The Exchange Note will bear interest at a rate of 8.00% per annum and will be convertible into shares of the Company’s Common Stock at a fixed conversion price of $10 per share. The conversion price of the Exchange Note is subject to reset if the Company’s Common Stock trades below $10.00 on the 10th business day after the conversion shares are registered or may otherwise be freely resold, and every 90th day thereafter, to a price equal to the greater of (x) 95% of the average lowest VWAP of the Company’s Common Stock in the 10th trading dates prior to the measurement date and (y) $2.00. In addition, optional prepayment of the Exchange Note requires the payment of 110% of the outstanding obligations. If an event of default occurs, the Exchange Note would bear interest at a rate of 24.00% per annum and require the payment of 125% of the outstanding obligations.

In connection with the Exchange Agreement, the Company, VSee and iDoc agreed, among other things and subject to certain exceptions set forth in the Exchange Agreement, that (1) for so long as more than two-thirds of the original aggregate principal amount of the Exchange Note remains outstanding, they are prohibited from entering into any variable, reset, or otherwise adjustable equity or equity-linked/ equity line of credit transactions; (2) for so long as the Exchange Note remains outstanding, none of DHAC, VSee or iDoc (and their respective related parties) can solicit, initiate or enter into transactions relating to exchange of DHAC, VSee or iDoc’s securities or any form of indebtedness; (3) from the date of the Exchange Agreement until ninety (90) calendar days after the Closing Date, DHAC, VSee or iDoc shall not, directly or indirectly, issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any common stock or stock equivalents, any debt securities, any preferred stock or any purchase rights) or otherwise amend, modify, waiver or alter any terms of conditions of any stock equivalents outstanding as of the date hereof to decrease the exercise, conversion and/or exchange price, as applicable, thereunder or otherwise increase the aggregate number of shares of Common Stock issuable in connection therewith; (4) that each holder of the Exchange Note is severally and not jointly entitled to obtain injunctive relief against DHAC, VSee or iDoc and their subsidiaries to preclude issuance of securities; and (5) if DHAC enters into agreements or transactions that grant investors more favorable terms than the terms thereof, DHAC shall notify each Exchange Note holder in writing on or before the 5th trading day of such transaction and the Exchange Note holder has the right to elect to have such terms apply to transactions contemplated by the Exchange Agreement. Furthermore, for a period of three (3) years commencing on the Closing Date, each Exchange Note holder also has the right of first refusal in DHAC’s subsequent securities or debt financings.

Bridge Exchange Registration Rights Agreement. Pursuant to the Exchange Agreement, DHAC will enter into a registration rights agreement in a form under the Exchange Agreement (the “Bridge Exchange Registration Rights Agreement”), pursuant to which it agreed to register (i) the shares of Common Stock underlying the Exchange Note; (ii) the shares of Common Stock issuable as interest or principal on the Exchange Note; (iii) the shares of Common Stock issuable pursuant to any anti-dilution or any remedies provisions of the Exchange Note; and (iv) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event.

Bridge Exchange Lock-Up Agreement. Concurrently with the consummation of the transactions contemplated by the Exchange Agreement, the sponsor of DHAC and certain directors and officers of DHAC will enter into a lock-up agreement in a form under the Exchange Agreement (the “Bridge Exchange Lock-Up Agreement”), pursuant to which each will agree, from the date of the Bridge Exchange Lock-Up Agreement until the 180 days after the Closing of the Business Combination (the “Restriction Period”), subject to certain customary exceptions, not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended with respect to any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the person signing the Bridge Exchange Lock-Up Agreement.

The foregoing description of the Exchange Agreement, the form of Exchange Note, the Bridge Exchange Registration Rights Agreement and the Bridge Exchange Lock-Up Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Exchange Agreement, the form of Exchange Note, the Bridge Exchange Registration Rights Agreement and the Bridge Exchange Lock-Up Agreement, respectively filed as Exhibit 10.5, Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8 hereto and incorporated by reference herein.

3.	Amendment to Securities Purchase Agreement with A.G.P.

As previously disclosed in its Current Report on Form 8-K filed with the SEC on November 3, 2022, on November 3, 2023, the Company and A.G.P./Alliance Global Partners (the “Representative”) entered into a Securities Purchase Agreement (the “AGP Purchase Agreement”). On November 21, 2023, the Company and the Representative entered a first amendment to the AGP Purchase Agreement (the “First Amendment to the AGP Purchase Agreement”), pursuant to which the shares to be issued to the Representative pursuant to the AGP Purchase Agreement were amended to be Series A Convertible Preferred Stock, par value $0.0001 of the Company (the “Series A Preferred Stock”) and the related Certificate of Designation was updated.

The foregoing description of the First Amendment to the AGP Purchase Agreement and Series A Preferred Stock, do not purport to be complete and are qualified in their entirety by the terms and conditions of the AGP Purchase Agreement and the form of Series A Preferred Stock Certificate of Designation, respectively filed as Exhibit 10.9 and Exhibit 3.1 hereto and incorporated by reference herein. For the description of AGP Purchase Agreement dated November 3, 2022, please refer to the Company’s Current Report on Form 8-K filed with the SEC on November 3, 2022.

4.	Various Debt Conversion Transactions

Concurrently with the execution of the Business Combination Agreement, DHAC, VSee, and/or iDoc, as applicable, enter into various securities purchase agreements (the “Conversion SPAs”) with various lenders of each of DHAC, VSee and iDoc pursuant to which (1) certain indebtedness owed by DHAC will be converted into Series A Preferred Stock at the Closing of the Business Combination; (2) certain indebtedness owed by VSee will be converted into Series A Preferred Stock at the Closing of the Business Combination; (3) certain indebtedness owed by iDoc will be converted into Series A Preferred Stock at the Closing of the Business Combination; (4) the $600,000 balance of the VSee Bridge Note not included in the Exchange Note will be converted into class B common stock of VSee immediately prior to the Closing, which will then be exchanged for DHAC Common Stock at the Closing of the Business Combination; and (5) the $600,000 balance of the iDoc Bridge Note not included in the Exchange Note and certain indebtedness owned by iDoc will be converted into class B common stock of iDoc immediately prior to the Closing, which will then be exchanged for DHAC Common Stock at the Closing of the Business Combination.

The foregoing description of the Conversion SPAs and Series A Preferred Stock, do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of Conversion SPA and the form of Series A Preferred Stock Certificate of Designation, respectively filed as Exhibit 10.10, Exhibit 10.11 and Exhibit 3.1 hereto and incorporated by reference herein.

5.	Quantum Financing Securities Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, DHAC entered into a convertible note purchase agreement (the “Quantum Purchase Agreement”), pursuant to which an institutional and accredited investor (the “Quantum Investor”) subscribed for and will purchase, and DHAC will issue and sell to the Quantum Investor, at the Closing, a 7% original issue discount convertible promissory note (the “Quantum Note”) in the aggregate principal amount of $3,000,000. The Quantum Note will bear interest at rate of 12% per annum and are convertible into shares of Common Stock of DHAC at (1) a fixed conversion price of $10 per share; or (2) 85% of the lowest daily VWAP (as defined in the Quantum Note) during the seven (7) consecutive trading days immediately preceding the date of conversion or other date of determination. The conversion price of the Quantum Note is subject to reset if the average of the daily VWAPs for the three (3) trading days prior to the 30th-day anniversary of the Quantum Note issuance date (the “Average Price”) is less than $10, to a price equal to the Average Price but in no event less than $2. In addition, the Company at its option can redeem early a portion or all amounts outstanding under the Quantum Note if the Company provides the Quantum Note holder a notice at least ten (10) trading days prior to such redemption and on the notice day the VWAP of the Company’s Common Stock is less than $10. If an event of default occurs, the Quantum Note would bear interest at a rate of 18.00% per annum.

Quantum Registration Rights Agreement. Concurrently with the consummation of the transactions contemplated by the Quantum Purchase Agreement, DHAC will enter into a Registration Rights Agreement in a form under the Quantum Purchase Agreement, pursuant to which it agreed to register the shares of Common Stock underlying the Quantum Note (the “Quantum Registration Rights Agreement”).

The foregoing description of the Quantum Purchase Agreement, the form of Quantum Note, and the Quantum Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Quantum Purchase Agreement and the form of Quantum Note, respectively filed as Exhibit 10.12, Exhibit 10.13 and Exhibit 10.14 hereto and incorporated by reference herein.

6.	Equity Line of Credit

Concurrent with the execution of the Business Combination Agreement, DHAC entered into an equity purchase agreement (the “Equity Purchase Agreement”) with an institutional and accredited investor pursuant to which DHAC may sell and issue to the investor, and the investor is obligated to purchase from DHAC, up to $50,000,000 of its newly issued shares of the Company’s Common Stock, from time to time over a 36-month period (the “Equity Purchase Commitment Period”) beginning from the sixth (6th) trading day following the closing of the Business Combination transaction (the “Equity Purchase Effective Day”), provided that certain conditions are met. The Company also agreed to file a resale registration statement to register shares of Common Stock to be purchased under the Equity Purchase Agreement with the SEC within 45 days following the Equity Purchase Effective Day, and shall use commercially reasonable efforts to have such registration statement declared effective by the SEC within 30 days of such filing. During the Equity Purchase Commitment Period, DHAC may suspend the use of the resale registration statement to (i) delay the disclosure of material nonpublic information concerning the Company in good faith or (ii) amend the registration statement concerning material information, by providing written notice to the investor. Such suspension cannot be longer than 90 consecutive days (or 120 days in any calendar year). The investor has agreed not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s Common Stock. On the Equity Purchase Effective Day, the Company will issue to the investor, as a commitment fee for this equity purchase transaction, a senior unsecured convertible note in a principal amount of $500,000 that is convertible into shares of the Company’s Common Stock at a fix conversion price of $10 per share (the “Equity Purchase Commitment Note”).

The foregoing descriptions of the Equity Purchase Agreement and the Equity Purchase Commitment Note do not purport to be complete and are qualified in their entirety by the terms and conditions of the Equity Purchase Agreement and the Equity Purchase Commitment Note, respectively filed as Exhibit 10.15 and Exhibit 10.16 hereto and incorporated by reference herein.

Important Information for Investors and Stockholders

This Report relates to a proposed transaction between DHAC, VSee and iDoc. This Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. DHAC intends to file an amendment to its registration statement on Form S-4 with the SEC, which will include a document that serves as a proxy statement, prospectus, and consent solicitation of DHAC, referred to as a proxy statement/prospectus/consent solicitation. A proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders. DHAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of DHAC are urged to read the registration statement, the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC by DHAC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about DHAC’s directors and executive officers and their ownership of DHAC’s securities in DHAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 29, 2023, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

VSee, iDoc and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, VSee’s and iDoc’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, the Company’s, VSee’s and iDoc’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, VSee’s and iDoc’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of DHAC, VSee and iDoc to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of DHAC, VSee and iDoc or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against DHAC, VSee and iDoc following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of VSee’s, iDoc’s and the combined company’s product development activities; (10) the inability of VSee, iDoc or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of VSee, iDoc or the combined company to identify, in-license or acquire additional technology; (12) the inability of VSee, iDoc or the combined company to maintain VSee’s or iDoc’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of VSee, iDoc or the combined company to compete with other companies currently marketing or engaged in the development of products and services that VSee or iDoc is currently marketing or developing; (14) the size and growth potential of the markets for VSee’s, iDoc’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of VSee’s, iDoc’s and the combined company’s products and services and reimbursement for medical procedures conducted using VSee’s, iDoc’s and the combined company’s products and services; (16) VSee’s, iDoc’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) VSee’s, iDoc’s and the combined company’s financial performance; and (18) the impact of COVID-19 on VSee’s and iDoc’s businesses and/or the ability of the parties to complete the Business Combination. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in DHAC’s most recent filings with the SEC, including DHAC’s Prospectus, filed with the SEC on November 4, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning DHAC, VSee or iDoc, the transactions described herein or other matters attributable to DHAC, VSee, iDoc, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of DHAC, VSee or iDoc expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Third Amended and Restated Business Combination Agreement, dated as of November 21, 2023, by and among Digital Health Acquisition Corp., DHAC Merger Sub I, DHAC Merger Sub II, VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc.

3.1	Form of Certificate of Designation of Series A Convertible Preferred Stock

10.1	Third Amended and Restated Transaction Support Agreement, dated as of November 21, 2023, by and among Digital Health Acquisition Corp., Milton Chen, Imoigele Aisiku, and certain stockholders of VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc.

10.2	Second Amendment to Leak-Out Agreement, dated November 21, 2023, by and between DHAC and certain stockholders of VSee Lab, Inc.

10.3	Form of Letter Agreement, dated as of November 21, 2023, by and among Digital Health Acquisition Corp., VSee Lab, Inc., iDoc Virtual Telehealth Solutions, Inc., and the Bridge Investor

10.4	Form of Additional Bridge Notes

10.5	Form of Exchange Agreement, dated as of November 21, 2023, by and among Digital Health Acquisition Corp., VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc., and the Bridge Investor

10.6	Form of Exchange Note

10.7	Form of Bridge Exchange Registration Rights Agreement

10.8	Form of Bridge Exchange Lock-Up Agreement

10.9	First Amendment to Securities Purchase Agreement, dated November 21, 2023, by and between Digital Health Acquisition Corp. and A.G.P. / Alliance Global Partners

10.10	Form of Conversion Securities Purchase Agreement for Shares of Series A Preferred Stock in Digital Health Acquisition Corp.

10.11	Form of Conversion Securities Purchase Agreement for Shares of iDoc/VSee Class B Common Stock and for Shares of Common Stock in Digital Health Acquisition Corp.

10.12	Convertible Note Purchase Agreement, dated as of November 21, 2023, by and between Digital Health Acquisition Corp., and the Quantum Investor

10.13	Form of Quantum Note

10.14	Form of Quantum Registration Rights Agreement

10.15	Form of Equity Purchase Agreement, dated as of November 21, 2023, by and between Digital Health Acquisition Corp., and an institutional and accredited investor

10.16	Form of Equity Purchase Commitment Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2023	DIGITAL HEALTH ACQUISITION CORP.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer and Chairman